EXHIBIT A

   AGREEMENTS AND PLANS OF REORGANIZATION



    AGREEMENT AND PLAN OF REORGANIZATION
                   BETWEEN
 FEDERATED MUNICIPAL SECURITIES INCOME TRUST
WITH RESPECT TO FEDERATED NEW YORK MUNICIPAL
                 INCOME FUND
                     AND
        SENTINEL GROUP OF FUNDS, INC.
 WITH RESPECT TO SENTINEL NEW YORK TAX-FREE
                 INCOME FUND

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 20th day of June 2006, by and between FEDERATED MUNICIPAL SECURITIES INCOME TRUST, a Massachusetts business trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "Federated Trust"), with respect to its FEDERATED NEW YORK MUNICIPAL INCOME FUND, a series of the Federated Trust (the "Acquiring Fund"), and SENTINEL GROUP OF FUNDS, INC., a Maryland corporation, with its principal place of business at One National Life Drive, Montpelier, VT 05604 (the "Corporation"), with respect to its SENTINEL NEW YORK TAX-FREE INCOME FUND, a series of the Corporation (the "Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").

                  RECITALS

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund (other than the assets of the Acquired Fund reserved to discharge its liabilities in accordance with Section 1.3 of this Agreement) in exchange for Class A Shares, no par value per share, of the Acquiring Fund ("Acquiring Fund Shares"); and (ii) the distribution of Acquiring Fund Shares to the holders of shares of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

WHEREAS, each of the Acquiring Fund and the Acquired Fund is a separate series of the Federated Trust and the Corporation, respectively, the Federated Trust and the Corporation are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Acquired Fund is authorized to issue its respective shares of beneficial interest;

WHEREAS, the Trustees of the Federated Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Directors of the Corporation have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.



                  AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets (other than the assets of the Acquired Fund reserved to discharge its liabilities in accordance with Section
1.3 of this Agreement), as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund by
(y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of shares of the Acquired Fund will receive Class A Shares of the Acquiring Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

     The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no material changes in its financial position as reflected in such financial statements other than as the result of changes in the market values of securities or otherwise occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

     1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will (a) discharge, or make provision for the discharge of, all of its known liabilities and obligations, and (b) make provision for the assumption of all of its unknown liabilities and obligations by Sentinel Asset Management, Inc., in each case prior to the Closing Date. It is understood and agreed by the parties that the Acquiring Fund shall not assume any of the Acquired Fund's liabilities and obligations, whether known or unknown.

     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares equal in value to the aggregate net asset value of the Acquired Fund Shares will be issued simultaneously to the Acquired Fund and will be distributed to the Acquired Fund Shareholders.

     1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

     1.8 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

     1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

                  VALUATION

     2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Federated Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Federated Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund Shares determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

          CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing shall occur on or about October 13, 2006, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange ("NYSE") or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. Sentinel Administrative Services, Inc., as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Corporation or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts, officers certificates, transfer agent certificates, custodian certificates, opinions, and other certificates and documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

       REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Corporation, on behalf of the Acquired Fund, represents and warrants to the Federated Trust, on behalf of the Acquiring Fund, as follows:

     a) The Acquired Fund is a legally designated, separate series of a corporation duly organized, validly existing, and in good standing under the laws of Maryland.

     b) The Corporation is registered as an open-end management investment company under the 1940 Act, and the Corporation's registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

     c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     d) The Acquired Fund is not in violation, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in a violation, of any provision of the Corporation's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

     e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

     f)   Except as  otherwise  disclosed  in  writing  to and  accepted  by the
          Acquiring Fund, no litigation, administrative proceeding, or investigation by or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     g) The financial statements of the Acquired Fund as of November 30, 2005, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and audited by PricewaterhouseCoopers LLP, independent registered public accountants, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

     h)   Since the date of the  financial  statements  referred to in paragraph
          (g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

     i) All federal and other tax returns and reports of the Acquired Fund required by law to be filed prior to the date hereof have been filed (and all federal and other tax returns and reports of the Acquired Fund required by law to be filed from and after the date hereof to the Closing Date will be filed), and all federal and other taxes shown due on such returns and reports have been (or will be) paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

     j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

     k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances of which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of Maryland, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

     l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

     m) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall comply in all material respects with federal securities and other laws and regulations and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     n) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

     o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Maryland law for the execution of this Agreement by the Corporation, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Federated Trust, on behalf of the Acquiring Fund, represents and warrants to the Corporation as follows:

     a) The Acquiring Fund is a legally designated, separate series of a business trust, duly organized, validly existing and in good standing under the laws of Massachusetts.

     b) The Federated Trust is registered as an open-end management investment company under the 1940 Act, and the Federated Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

     d) The Acquiring Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of the Federated Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

     e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation by or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

     f) The financial statements of the Acquiring Fund as of August 31, 2005 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and audited by Deloitte & Touche LLP, independent registered public accountants, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

     g) The unaudited financial statements of the Acquiring Fund as of February 28, 2006, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

     h)   Since the date of the  financial  statements  referred to in paragraph
          (g) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

     i) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed prior to the date hereof have been filed (and all federal and other tax returns and reports of the Acquiring Fund required by law to be filed from and after the date hereof to the Closing Date will be filed), and all federal and other taxes shown due on such returns and reports have been (or will be) paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

     j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

     k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

     l) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

     m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall comply in all material respects with federal securities and other laws and regulations and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     n) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

     o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Federated Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Federated Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

     p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

   COVENANTS OF THE ACQUIRING FUND AND THE
                ACQUIRED FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

     5.2 APPROVAL OF SHAREHOLDERS. The Corporation will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code. Such statement will be certified by the Corporation's Treasurer.

     5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Federated Trust will review and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

     5.8 On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                ACQUIRED FUND

     6.1 The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

     6.2 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Federated Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
               ACQUIRING FUND

     7.1 The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.2 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Corporation's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Corporation.

ARTICLE VIII

 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS
                   OF THE
      ACQUIRING FUND AND ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Corporation's Articles of Incorporation and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

     a) The transfer of all of the assets of the Acquired Fund (other than the assets of the Acquired Fund reserved to discharge its liabilities in accordance with Section 1.3 of this Agreement) to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

     b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

     c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

     d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

     e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

     f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          Such opinion shall be based on customary assumptions and such representations Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

     8.6 All conditions under the Agreement, dated June 20, 2006, by and among Federated Investors, Inc., Sentinel Asset Management, Inc. and NLV Financial (the "Purchase Agreement") to Closing (as defined in the Purchase Agreement) shall have been or concurrently be satisfied or waived as contemplated by the Purchase Agreement.

ARTICLE IX

                  EXPENSES

     On or before the Closing, unless otherwise agreed by Federated Investment Management Company and the adviser to the Acquired Fund, Federated Investment Management Company or its affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's participation in the Reorganization (and, except as provided in the following proviso, in no event shall the Acquiring Fund or Acquired Fund bear such expenses), provided, however, that Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

ARTICLE X

           ENTIRE AGREEMENT; SURVIVAL OF
                    WARRANTIES

     10.1 The Federated Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

     10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

                 TERMINATION

     This Agreement may be terminated by the mutual agreement of the Federated Trust and the Corporation. In addition, either the Federated Trust or the Corporation may at its option terminate this Agreement at or before the Closing Date due to:

     a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

     b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

     c) a determination by a party's Board of Trustees or Board of Directors, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Federated Trust or Corporation, respectively, and notice given to the other party hereto.

     In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring
Fund, the Federated Trust, the Acquired Fund, the Corporation, or their respective trustees, directors or officers, to the other party or its trustees, directors or officers.

ARTICLE XII

                 AMENDMENTS

     This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Corporation and the Federated Trust as specifically authorized by its Board of Directors and Board of Trustees, respectively; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

   HEADINGS; COUNTERPARTS; GOVERNING LAW;
                 ASSIGNMENT;
           LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflict of laws rules of that or any other jurisdiction.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Federated Trust personally, but shall bind only the Trust property of the Acquiring Fund, as provided in the Federated Trust's Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Federated Trust on behalf of the Acquiring Fund and signed by authorized officers of the Federated Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquiring Fund as provided in the Federated Trust's Declaration of Trust.


     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                    SENTINEL GROUP FUNDS, INC.
                                    on behalf of its portfolio,
                                    SENTINEL NEW YORK TAX-FREE INCOME FUND

                                    /s/ Kerry A. Jung
                                    Kerry A. Jung,
                                    Secretary



                                    FEDERATED MUNICIPAL SECURITIES INCOME TRUST on behalf of its portfolio,

                                    FEDERATED NEW YORK MUNICIPAL INCOME FUND

                                    /s/ Richard A. Novak
                                    Richard A. Novak,
                                    Treasurer



    AGREEMENT AND PLAN OF REORGANIZATION
                   BETWEEN
 FEDERATED MUNICIPAL SECURITIES INCOME TRUST
   WITH RESPECT TO FEDERATED PENNSYLVANIA
            MUNICIPAL INCOME FUND
                     AND
    SENTINEL PENNSYLVANIA TAX-FREE TRUST

      THIS     AGREEMENT    AND    PLAN    OF
REORGANIZATION  (the  "Agreement") is made as
of  this  20th  day  of  June  2006,  by  and
between   FEDERATED   MUNICIPAL    SECURITIES
INCOME  TRUST,   a   Massachusetts   business
trust,  with its principal  place of business
at  5800  Corporate  Drive,  Pittsburgh,   PA
15237 (the "Federated  Trust"),  with respect
to  its  FEDERATED   PENNSYLVANIA   MUNICIPAL
INCOME FUND, a series of the Federated  Trust
(the   "Acquiring    Fund"),   and   SENTINEL
PENNSYLVANIA  TAX-FREE  TRUST, a Pennsylvania
business  trust,  with its principal place of
business   at  One   National   Life   Drive,
Montpelier, VT 05604 (the "Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").

                  RECITALS

      This  Agreement  is intended to be, and
is  adopted  as,  a  plan  of  reorganization
within  the  meaning  of  Section 368  of the
United States Internal  Revenue Code of 1986,
as  amended  (the  "Code")  and the  Treasury
Regulations   promulgated   thereunder.   The
reorganization   will  consist  of:   (i) the
transfer   of  all  of  the   assets  of  the
Acquired  Fund  (other than the assets of the
Acquired   Fund  reserved  to  discharge  its
liabilities in accordance with Section 1.3 of this Agreement) in exchange for Class A
Shares, no par value per share, of the Acquiring Fund ("Acquiring Fund Shares");
and (ii) the  distribution  of Acquiring Fund
Shares to the holders of shares of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

      WHEREAS,   the  Acquiring   Fund  is  a
separate series of the Federated  Trust,  the
Federated  Trust  and the  Acquired  Fund are
open-end,  registered  management  investment
companies   and  the   Acquired   Fund   owns
securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS,  each  of the  Acquiring  Fund
and the Acquired Fund is authorized to issue its respective shares of beneficial interest;

      WHEREAS,  the Trustees of the Federated
Trust     have     determined     that    the
Reorganization,    with    respect   to   the
Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring
Fund will not be diluted as a result of the Reorganization; and

      WHEREAS,  the  Trustees of the Acquired
Fund     have     determined     that     the
Reorganization,  with respect to the Acquired
Fund,  is  in  the  best   interests  of  the
Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

                  AGREEMENT

      NOW,  THEREFORE,  in  consideration  of
the  premises  and  of  the   covenants   and
agreements   hereinafter   set   forth,   the
parties hereto covenant and agree as follows:

ARTICLE I

 TRANSFER OF ASSETS OF THE ACQUIRED FUND IN
   EXCHANGE FOR ACQUIRING FUND SHARES AND
      LIQUIDATION OF THE ACQUIRED FUND

      1.1   THE  EXCHANGE.   Subject  to  the
terms and conditions  contained herein and on
the   basis   of  the   representations   and
warranties  contained  herein,  the  Acquired
Fund  agrees to  transfer  all of its  assets
(other than the assets of the  Acquired  Fund
reserved  to  discharge  its  liabilities  in
accordance   with   Section   1.3   of   this
Agreement), as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund
Shares computed in the manner and as of the time and date set forth in paragraph 2.2.
Holders of shares of the Acquired Fund will receive Class A Shares of the Acquiring
Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

      1.2   ASSETS   TO  BE   ACQUIRED.   The
assets of the  Acquired  Fund to be  acquired
by  the  Acquiring   Fund  shall  consist  of
property  having a value  equal to the  total
net assets of the Acquired  Fund,  including,
without   limitation,    cash,    securities,
commodities,   interests   in   futures   and
dividends  or interest  receivable,  owned by
the   Acquired   Fund  and  any  deferred  or
prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing
Date.

      The  Acquired  Fund  has  provided  the
Acquiring  Fund with its most recent  audited
financial  statements,  which  contain a list
of all of the  Acquired  Fund's  assets as of
the  date of such  statements.  The  Acquired
Fund  hereby  represents  that as of the date
of the  execution  of this  Agreement,  there
have  been  no   material   changes   in  its
financial   position  as  reflected  in  such
financial   statements   other  than  as  the
result of  changes  in the  market  values of
securities  or  otherwise  occurring  in  the
ordinary  course of  business  in  connection
with the  purchase  and  sale of  securities,
the issuance and  redemption of Acquired Fund
shares and the  payment  of normal  operating
expenses,   dividends   and   capital   gains
distributions.

      1.3   LIABILITIES   TO  BE  DISCHARGED.
The  Acquired  Fund  will (a)  discharge,  or
make  provision  for the discharge of, all of
its known  liabilities and  obligations,  and
(b) make  provision for the assumption of all
of its unknown  liabilities  and  obligations
by Sentinel Asset  Management,  Inc., in each
case  prior  to  the  Closing  Date.   It  is
understood  and  agreed by the  parties  that
the  Acquiring  Fund  shall not assume any of
the   Acquired    Fund's    liabilities   and
obligations, whether known or unknown.

      1.4   LIQUIDATION   AND   DISTRIBUTION.
On or as soon  after the  Closing  Date as is
conveniently  practicable:  (a) the  Acquired
Fund will distribute in complete  liquidation
of  the  Acquired   Fund,   pro rata  to  its
shareholders of record,  determined as of the
close of business  on the  Closing  Date (the
"Acquired  Fund  Shareholders"),  all  of the
Acquiring   Fund   Shares   received  by  the
Acquired Fund pursuant to paragraph 1.1;  and
(b) the Acquired Fund will thereupon  proceed
to  dissolve  and  terminate  as set forth in
paragraph 1.8  below.  Such distribution will
be  accomplished by the transfer of Acquiring
Fund  Shares  credited  to the account of the
Acquired  Fund on the books of the  Acquiring
Fund to open  accounts  on the share  records
of the  Acquiring  Fund  in the  name  of the
Acquired Fund Shareholders,  and representing
the respective  pro rata  number of Acquiring
Fund  Shares  due  such   shareholders.   All
issued   and   outstanding   shares   of  the
Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing
Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

      1.5   OWNERSHIP  OF  SHARES.  Ownership
of  Acquiring  Fund  Shares  will be shown on
the books of the  Acquiring  Fund's  transfer
agent.  Acquiring  Fund Shares equal in value
to  the  aggregate  net  asset  value  of the
Acquired   Fund   Shares   will   be   issued
simultaneously  to the Acquired Fund and will
be   distributed   to   the   Acquired   Fund
Shareholders.

      1.6   TRANSFER   TAXES.   Any  transfer
taxes  payable upon the issuance of Acquiring
Fund   Shares  in  a  name   other  than  the
registered   holder  of  the  Acquired   Fund
shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7   REPORTING   RESPONSIBILITY.   Any
reporting   responsibility  of  the  Acquired
Fund is and shall remain the responsibility of the Acquired Fund.

      1.8   TERMINATION.  The  Acquired  Fund
shall be  terminated  promptly  following the
Closing   Date   and   the   making   of  all
distributions pursuant to paragraph 1.4.

      1.9   BOOKS  AND  RECORDS.   All  books
and records of the Acquired  Fund,  including
all  books  and   records   required   to  be
maintained  under the Investment  Company Act
of 1940 (the "1940  Act"),  and the rules and
regulations  thereunder,  shall be  available
to the  Acquiring  Fund  from and  after  the
Closing  Date and shall be turned over to the
Acquiring   Fund  as   soon  as   practicable
following the Closing Date.

ARTICLE II

                  VALUATION

      2.1   VALUATION  OF  ASSETS.  The value
of the Acquired  Fund's assets to be acquired
by the Acquiring Fund hereunder  shall be the
value of such  assets at the  closing  on the
Closing Date, using the valuation  procedures
set   forth   in   the   Federated    Trust's
Declaration   of  Trust  and  the   Acquiring
Fund's then current  prospectus and statement
of  additional   information  or  such  other
valuation procedures as shall be mutually agreed upon by the parties.

      2.2   VALUATION  OF  SHARES.   The  net
asset  value  per  share  of  Acquiring  Fund
Shares  shall  be the  net  asset  value  per
share  computed at the closing on the Closing
Date,  using  the  valuation  procedures  set
forth in the  Federated  Trust's  Declaration
of  Trust  and  the  Acquiring   Fund's  then
current    prospectus    and   statement   of
additional   information,   or   such   other
valuation procedures as shall be mutually agreed upon by the parties.

      2.3   SHARES TO BE  ISSUED.  The number
of   Acquiring   Fund  Shares  to  be  issued
(including  fractional  shares,  if  any)  in
exchange  for  the  Acquired  Fund's  assets,
shall be  determined by  (a) multiplying  the
shares  outstanding  of the Acquired  Fund by
(b) the ratio  computed by  (x) dividing  the
net asset  value  per  share of the  Acquired
Fund by (y) the  net asset value per share of
the  Acquiring  Fund  Shares   determined  in
accordance with paragraph 2.2.

      2.4   DETERMINATION   OF   VALUE.   All
computations  of value shall be made by State
Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

          CLOSING AND CLOSING DATE

      3.1   CLOSING  DATE.  The closing shall
occur on or about  October 13, 2006,  or such
other  date(s) as the parties may agree to in
writing  (the  "Closing   Date").   All  acts
taking  place at the closing  shall be deemed
to take  place at 4:00 p.m.  Eastern  Time on
the Closing  Date unless  otherwise  provided
herein.  The  closing  shall  be  held at the
offices of Federated  Services Company,  1001
Liberty  Avenue,   Pittsburgh,   Pennsylvania
15222-3779, or at such other time and/or place as the parties may agree.

      3.2   CUSTODIAN'S  CERTIFICATE.   State
Street Bank and Trust  Company,  as custodian
for  the  Acquired  Fund  (the  "Custodian"),
shall  deliver at the  Closing a  certificate
of  an  authorized   officer   stating  that:
(a) the     Acquired     Fund's     portfolio
securities,  cash,  and any other assets have
been   delivered   in  proper   form  to  the
Acquiring  Fund  on  the  Closing  Date;  and
(b) all   necessary   taxes   including   all
applicable  federal and state stock  transfer
stamps,  if any,  shall  have been  paid,  or
provision  for payment  shall have been made,
in   conjunction   with   the   delivery   of
portfolio securities by the Acquired Fund.

      3.3   EFFECT    OF     SUSPENSION    IN
TRADING.  In the event that on the  scheduled
Closing  Date,   either:   (a) the  New  York
Stock Exchange ("NYSE") or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring
Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

      3.4   TRANSFER   AGENT'S   CERTIFICATE.
Sentinel  Administrative  Services,  Inc., as
transfer  agent for the  Acquired  Fund as of
the  Closing  Date,   shall  deliver  at  the
Closing  a   certificate   of  an  authorized
officer  stating that its records contain the
names  and   addresses   of   Acquired   Fund
Shareholders,  and the number and  percentage
ownership  of  outstanding  shares  owned  by
each such  shareholder  immediately  prior to
the Closing.  The Acquiring  Fund shall issue
and  deliver or cause  State  Street Bank and
Trust Company,  its transfer  agent, to issue
and   deliver   a   confirmation   evidencing
Acquiring  Fund  Shares to be credited on the
Closing   Date  to  the   Secretary   of  the
Acquired    Fund    or    provide    evidence
satisfactory  to the  Acquired  Fund that the
Acquiring  Fund Shares have been  credited to
the Acquired  Fund's  account on the books of
the  Acquiring  Fund.  At the  Closing,  each
party  shall  deliver to the other such bills
of   sale,   checks,    assignments,    share
certificates,        receipts,       officers
certificates, transfer agent certificates, custodian certificates, opinions, and other certificates and documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

       REPRESENTATIONS AND WARRANTIES

      4.1   REPRESENTATIONS  OF THE  ACQUIRED
FUND.   The  Acquired  Fund   represents  and
warrants to the Federated Trust, on behalf of the Acquiring Fund, as follows:

a)    The Acquired  Fund is a business  trust
      duly organized,  validly existing,  and
      in  good  standing  under  the  laws of
      Pennsylvania.

b)    The Acquired  Fund is  registered as an
      open-end management  investment company
      under  the 1940 Act,  and the  Acquired
      Fund's     registration     with    the
      Securities   and  Exchange   Commission
      (the  "Commission")  as  an  investment
      company  under  the 1940 Act is in full
      force and effect.

c)    The current  prospectus  and  statement
      of   additional   information   of  the
      Acquired  Fund  conform in all material
      respects     to     the      applicable
      requirements  of the  Securities Act of
      1933  (the  "1933  Act")  and the  1940
      Act,  and  the  rules  and  regulations
      thereunder,  and  do  not  include  any
      untrue  statement of a material fact or
      omit  to  state   any   material   fact
      required to be stated or  necessary  to
      make the statements  therein,  in light
      of the  circumstances  under which they
      were made, not misleading.

d)    The Acquired  Fund is not in violation,
      and  the   execution,   delivery,   and
      performance of this Agreement  (subject
      to   shareholder   approval)  will  not
      result   in   a   violation,   of   any
      provision   of  the   Acquired   Fund's
      Declaration   of   Trust   or  Code  of
      Regulations    or   of   any   material
      agreement,    indenture,    instrument,
      contract,  lease, or other  undertaking
      to which the  Acquired  Fund is a party
      or by which it is bound.

e)    The  Acquired   Fund  has  no  material
      contracts or other  commitments  (other
      than  this   Agreement)  that  will  be
      terminated  with liability to it before
      the    Closing    Date,    except   for
      liabilities,  if any, to be  discharged
      as provided in paragraph 1.3 hereof.

f)    Except  as   otherwise   disclosed   in
      writing   to   and   accepted   by  the
      Acquiring    Fund,    no    litigation,
      administrative      proceeding,      or
      investigation  by or  before  any court
      or   governmental   body  is  presently
      pending or to its knowledge  threatened
      against  the  Acquired  Fund  or any of
      its  properties  or assets,  which,  if
      adversely determined,  would materially
      and  adversely   affect  its  financial
      condition,    the    conduct   of   its
      business,   or  the   ability   of  the
      Acquired   Fund   to   carry   out  the
      transactions   contemplated   by   this
      Agreement.  The Acquired  Fund knows of
      no facts  that might form the basis for
      the  institution  of  such  proceedings
      and is not a  party  to or  subject  to
      the  provisions  of any order,  decree,
      or    judgment    of   any   court   or
      governmental  body that  materially and
      adversely  affects its  business or its
      ability to consummate the  transactions
      contemplated herein.

g)    The   financial   statements   of   the
      Acquired  Fund as of November 30, 2005,
      and  for the  fiscal  year  then  ended
      have been prepared in  accordance  with
      generally      accepted      accounting
      principles,      and     audited     by
      PricewaterhouseCoopers             LLP,
      independent      registered      public
      accountants,    and   such   statements
      (copies  of which  have been  furnished
      to the Acquiring  Fund) fairly  reflect
      the   financial    condition   of   the
      Acquired  Fund  as of  such  date,  and
      there    are   no   known    contingent
      liabilities  of the Acquired Fund as of
      such  date  that are not  disclosed  in
      such statements.

h)    Since   the   date  of  the   financial
      statements      referred      to     in
      paragraph (g)  above,  there  have been
      no  material  adverse  changes  in  the
      Acquired  Fund's  financial  condition,
      assets,  liabilities or business (other
      than changes  occurring in the ordinary
      course of business),  or any incurrence
      by the  Acquired  Fund of  indebtedness
      maturing  more  than one year  from the
      date such  indebtedness  was  incurred,
      except as  otherwise  disclosed  to and
      accepted  by the  Acquiring  Fund.  For
      the purposes of this  paragraph (h),  a
      decline  in the net asset  value of the
      Acquired  Fund shall not  constitute  a
      material adverse change.

i)    All  federal  and other tax returns and
      reports of the Acquired  Fund  required
      by law to be  filed  prior to  the date
      hereof have   been   filed   (and   all
      federal   and  other  tax  returns  and
      reports of the Acquired  Fund  required
      by law to be  filed from  and after the
      date  hereof to  the Closing  Date will
      be filed),  and all  federal  and other
      taxes  shown  due on such  returns  and
      reports  have  been (or  will be) paid,
      or  provision  shall have been made for
      the  payment  thereof.  To the  best of
      the Acquired Fund's knowledge,  no such
      return is currently  under  audit,  and
      no  assessment  has been  asserted with
      respect to such returns.

j)    All  issued and  outstanding  shares of
      the Acquired  Fund are duly and validly
      issued and outstanding,  fully paid and
      non-assessable  by the  Acquired  Fund.
      All  of  the  issued  and   outstanding
      shares of the  Acquired  Fund will,  at
      the time of the Closing  Date,  be held
      by the  persons  and in the amounts set
      forth in the  records  of the  Acquired
      Fund's  transfer  agent as  provided in
      paragraph 3.4.  The  Acquired  Fund has
      no outstanding  options,  warrants,  or
      other  rights  to   subscribe   for  or
      purchase  any  of  the  Acquired   Fund
      shares,    and   has   no   outstanding
      securities  convertible into any of the
      Acquired Fund shares.

k)    At the Closing Date,  the Acquired Fund
      will have good and marketable  title to
      the  Acquired   Fund's   assets  to  be
      transferred   to  the  Acquiring   Fund
      pursuant  to  paragraph 1.2,  and  full
      right,  power,  and  authority to sell,
      assign,   transfer,  and  deliver  such
      assets  hereunder,  free of any lien or
      other  encumbrance,  except those liens
      or  encumbrances of which the Acquiring
      Fund has  received  notice,  and,  upon
      delivery  and payment for such  assets,
      and  the   filing   of  any   articles,
      certificates  or other  documents under
      the   laws   of    Pennsylvania,    the
      Acquiring  Fund will  acquire  good and
      marketable   title,   subject   to   no
      restrictions  on the full  transfer  of
      such    assets,    other    than   such
      restrictions  as might  arise under the
      1933 Act,  and other than as  disclosed
      to and accepted by the Acquiring Fund.

l)    The     execution,     delivery     and
      performance   of  this  Agreement  have
      been duly  authorized  by all necessary
      action  on the  part  of  the  Acquired
      Fund.   Subject  to   approval  by  the
      Acquired   Fund   Shareholders,    this
      Agreement   constitutes   a  valid  and
      binding   obligation  of  the  Acquired
      Fund,  enforceable  in accordance  with
      its  terms,   subject  to   bankruptcy,
      insolvency,             reorganization,
      moratorium,  and other laws relating to
      or affecting  creditors'  rights and to
      general equity principles.

m)    The  information to be furnished by the
      Acquired  Fund  for  use  in  no-action
      letters,   applications   for   orders,
      registration     statements,      proxy
      materials,  and  other  documents  that
      may be  necessary  in  connection  with
      the  transactions  contemplated  herein
      shall comply in all  material  respects
      with federal  securities and other laws
      and  regulations  and will not  contain
      any  untrue  statement  of  a  material
      fact or omit to state a  material  fact
      required to be stated or  necessary  to
      make  the  statements,  in light of the
      circumstances    under    which    such
      statements were made, not misleading.

n)    The   Acquired   Fund  has  elected  to
      qualify   and   has   qualified   as  a
      "regulated  investment  company"  under
      the  Code (a  "RIC"),  as of and  since
      its first taxable year;  has been a RIC
      under the Code at all  times  since the
      end of its first  taxable  year when it
      so  qualified;  and  qualifies and will
      continue  to qualify as a RIC under the
      Code for its  taxable  year ending upon
      its liquidation.

o)    No  governmental  consents,  approvals,
      authorizations  or filings are required
      under  the  1933  Act,  the  Securities
      Exchange  Act of 1934 (the "1934 Act"),
      the  1940 Act or  Pennsylvania  law for
      the execution of this  Agreement by the
      Acquired    Fund,    except   for   the
      effectiveness   of   the   Registration
      Statement,   and  the   filing  of  any
      articles,    certificates    or   other
      documents  that may be  required  under
      Pennsylvania  law,  and except for such
      other       consents,        approvals,
      authorizations   and  filings  as  have
      been   made  or   received,   and  such
      consents,   approvals,   authorizations
      and   filings   as  may   be   required
      subsequent  to  the  Closing  Date,  it
      being  understood,  however,  that this
      Agreement    and    the    transactions
      contemplated  herein  must be  approved
      by the  shareholders  of  the  Acquired
      Fund as described in paragraph 5.2.

      4.2   REPRESENTATIONS  OF THE ACQUIRING
FUND. The Federated Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

a)    The   Acquiring   Fund  is  a   legally
      designated,   separate   series   of  a
      business    trust,    duly   organized,
      validly  existing and in good  standing
      under the laws of Massachusetts.

b)    The  Federated  Trust is  registered as
      an   open-end   management   investment
      company  under  the 1940  Act,  and the
      Federated  Trust's   registration  with
      the   Commission   as   an   investment
      company  under  the 1940 Act is in full
      force and effect.

c)    The current  prospectus  and  statement
      of   additional   information   of  the
      Acquiring  Fund conform in all material
      respects     to     the      applicable
      requirements  of the  1933  Act and the
      1940 Act and the rules and  regulations
      thereunder,  and  do  not  include  any
      untrue  statement of a material fact or
      omit  to  state   any   material   fact
      required to be stated or  necessary  to
      make such statements  therein, in light
      of the  circumstances  under which they
      were made, not misleading.

d)    The   Acquiring    Fund   is   not   in
      violation, and the execution,  delivery
      and  performance of this Agreement will
      not  result  in  a  violation,  of  the
      Federated Trust's  Declaration of Trust
      or   By-Laws   or   of   any   material
      agreement,    indenture,    instrument,
      contract,  lease, or other  undertaking
      to which the Acquiring  Fund is a party
      or by which it is bound.

e)    Except  as   otherwise   disclosed   in
      writing   to   and   accepted   by  the
      Acquired     Fund,    no    litigation,
      administrative       proceeding      or
      investigation  by or  before  any court
      or   governmental   body  is  presently
      pending or to its knowledge  threatened
      against  the  Acquiring  Fund or any of
      its  properties  or assets,  which,  if
      adversely determined,  would materially
      and  adversely   affect  its  financial
      condition,  the conduct of its business
      or the  ability of the  Acquiring  Fund
      to   carry    out   the    transactions
      contemplated  by  this  Agreement.  The
      Acquiring  Fund  knows of no facts that
      might    form   the   basis   for   the
      institution of such  proceedings and it
      is not a  party  to or  subject  to the
      provisions  of any  order,  decree,  or
      judgment  of any court or  governmental
      body  that   materially  and  adversely
      affects its  business or its ability to
      consummate       the        transaction
      contemplated herein.

f)    The   financial   statements   of   the
      Acquiring  Fund as of August  31,  2005
      and  for the  fiscal  year  then  ended
      have been prepared in  accordance  with
      generally      accepted      accounting
      principles,  and  audited by Deloitte &
      Touche  LLP,   independent   registered
      public     accountants,     and    such
      statements  (copies  of which have been
      furnished   to  the   Acquired   Funds)
      fairly reflect the financial  condition
      of the Acquiring  Fund as of such date,
      and  there  are  no  known   contingent
      liabilities  of the  Acquiring  Fund as
      of such date that are not  disclosed in
      such statements.

g)    The unaudited  financial  statements of
      the  Acquiring  Fund as of February 28,
      2006,  and  for  the  six  months  then
      ended have been  prepared in accordance
      with  generally   accepted   accounting
      principles,    and   such    statements
      (copies  of which  have been  furnished
      to the Acquired  Fund)  fairly  reflect
      the   financial    condition   of   the
      Acquiring  Fund  as of such  date,  and
      there    are   no   known    contingent
      liabilities  of the  Acquiring  Fund as
      of such date that are not  disclosed in
      such statements.

h)    Since   the   date  of  the   financial
      statements      referred      to     in
      paragraph (g)  above,  there  have been
      no  material  adverse  changes  in  the
      Acquiring Fund's  financial  condition,
      assets,  liabilities or business (other
      than changes  occurring in the ordinary
      course of business),  or any incurrence
      by the Acquiring  Fund of  indebtedness
      maturing  more  than one year  from the
      date such  indebtedness  was  incurred,
      except as  otherwise  disclosed  to and
      accepted  by  the  Acquired  Fund.  For
      the purposes of this  paragraph (h),  a
      decline  in the net asset  value of the
      Acquiring  Fund shall not  constitute a
      material adverse change.

i)    All  federal  and other tax returns and
      reports of the Acquiring  Fund required
      by law to be  filed  prior to  the date
      hereof have   been   filed   (and   all
      federal   and  other  tax  returns  and
      reports of the Acquiring  Fund required
      by law to be  filed from  and after the
      date  hereof to  the Closing  Date will
      be filed),  and all  federal  and other
      taxes  shown  due on such  returns  and
      reports  have  been (or  will be) paid,
      or  provision  shall have been made for
      the  payment  thereof.  To the  best of
      the  Acquiring  Fund's  knowledge,   no
      such return is  currently  under audit,
      and no  assessment  has  been  asserted
      with respect to such returns.

j)    All  issued and  outstanding  Acquiring
      Fund   Shares  are  duly  and   validly
      issued and outstanding,  fully paid and
      non-assessable  by the Acquiring  Fund.
      The Acquiring  Fund has no  outstanding
      options,  warrants,  or other rights to
      subscribe    for   or   purchase    any
      Acquiring  Fund  Shares,  and there are
      no outstanding  securities  convertible
      into any Acquiring Fund Shares.

k)    The     execution,     delivery     and
      performance   of  this  Agreement  have
      been duly  authorized  by all necessary
      action  on the  part  of the  Acquiring
      Fund, and this Agreement  constitutes a
      valid  and  binding  obligation  of the
      Acquiring    Fund,    enforceable    in
      accordance  with its terms,  subject to
      bankruptcy,                 insolvency,
      reorganization,  moratorium,  and other
      laws    relating   to   or    affecting
      creditors'   rights   and  to   general
      equity principles.

l)    Acquiring  Fund Shares to be issued and
      delivered to the Acquired  Fund for the
      account    of   the    Acquired    Fund
      Shareholders  pursuant  to the terms of
      this  Agreement  will,  at the  Closing
      Date, have been duly  authorized.  When
      so issued and  delivered,  such  shares
      will  be  duly   and   validly   issued
      Acquiring  Fund  Shares,  and  will  be
      fully paid and non-assessable.

m)    The  information to be furnished by the
      Acquiring  Fund  for  use in  no-action
      letters,   applications   for   orders,
      registration     statements,      proxy
      materials,  and  other  documents  that
      may be  necessary  in  connection  with
      the  transactions  contemplated  herein
      shall comply in all  material  respects
      with federal  securities and other laws
      and  regulations  and will not  contain
      any  untrue  statement  of  a  material
      fact or omit to state a  material  fact
      required to be stated or  necessary  to
      make  the  statements,  in light of the
      circumstances    under    which    such
      statements were made, not misleading.

n)    The  Acquiring   Fund  has  elected  to
      qualify  and  has  qualified  as a  RIC
      under  the  Code  as of and  since  its
      first  taxable  year;  has  been  a RIC
      under the Code at all  times  since the
      end of its first  taxable  year when it
      so  qualified;  and qualifies and shall
      continue  to qualify as a RIC under the
      Code for its current taxable year.

o)    No  governmental  consents,  approvals,
      authorizations  or filings are required
      under the 1933 Act,  the 1934 Act,  the
      1940 Act or  Massachusetts  law for the
      execution  of  this  Agreement  by  the
      Federated  Trust,  for  itself  and  on
      behalf of the  Acquiring  Fund,  or the
      performance  of  the  Agreement  by the
      Federated  Trust,  for  itself  and  on
      behalf of the  Acquiring  Fund,  except
      for    the    effectiveness    of   the
      Registration Statement,  and the filing
      of any articles,  certificates or other
      documents  that may be  required  under
      Massachusetts   law,   and  such  other
      consents,   approvals,   authorizations
      and   filings  as  have  been  made  or
      received,    and    except   for   such
      consents,   approvals,   authorizations
      and   filings   as  may   be   required
      subsequent to the Closing Date.

p)    The  Acquiring  Fund  agrees to use all
      reasonable   efforts   to  obtain   the
      approvals and  authorizations  required
      by the 1933 Act,  the 1940 Act, and any
      state  Blue Sky or  securities  laws as
      it may  deem  appropriate  in  order to
      continue  its   operations   after  the
      Closing Date.

ARTICLE V

   COVENANTS OF THE ACQUIRING FUND AND THE
                ACQUIRED FUND

      5.1   OPERATION  IN  ORDINARY   COURSE.
The  Acquiring  Fund  and the  Acquired  Fund
will each operate its respective  business in
the ordinary  course between the date of this
Agreement  and the  Closing  Date,  it  being
understood   that  such  ordinary  course  of
business will include customary dividends and shareholder purchases and redemptions.

      5.2   APPROVAL  OF  SHAREHOLDERS.   The
Acquired Fund will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

      5.3   INVESTMENT  REPRESENTATION.   The
Acquired  Fund  covenants  that the Acquiring
Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

      5.4   ADDITIONAL    INFORMATION.    The
 Acquired  Fund  will  assist  the  Acquiring
 Fund in obtaining  such  information  as the
 Acquiring    Fund    reasonably     requests
 concerning the beneficial ownership of the Acquired Fund's shares.

      5.5   FURTHER  ACTION.  Subject  to the
provisions of this  Agreement,  the Acquiring
Fund and the Acquired  Fund will each take or
cause  to be  taken,  all  action,  and do or
cause  to  be  done,  all  things  reasonably
necessary,  proper or advisable to consummate
and   make    effective   the    transactions
contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6   STATEMENT    OF   EARNINGS    AND
PROFITS.  As promptly as practicable,  but in
any case within  sixty days after the Closing
Date,  the  Acquired  Fund shall  furnish the
Acquiring   Fund,   in   such   form   as  is
reasonably   satisfactory  to  the  Acquiring
Fund,   a  statement   of  the  earnings  and
profits  of the  Acquired  Fund  for  federal
income  tax  purposes  that  will be  carried
over by the  Acquiring  Fund as a  result  of
Section 381  of  the  Code.   Such  statement
will  be  certified  by the  Acquired  Fund's
Treasurer.

      5.7   PREPARATION    OF    REGISTRATION
STATEMENT AND  SCHEDULE 14A  PROXY STATEMENT.
The  Federated  Trust  will  review  and file
with the Commission a registration  statement
on Form N-14  relating to the Acquiring  Fund
Shares to be issued  to  shareholders  of the
Acquired     Fund     (the      "Registration
Statement").  The  Registration  Statement on
Form N-14  shall  include  a proxy  statement
and  a  prospectus  of  the  Acquiring   Fund
relating to the  transaction  contemplated by
this Agreement.  The  Registration  Statement
shall be in  compliance  with  the 1933  Act,
the   1934   Act  and  the   1940   Act,   as
applicable.   Each  party  will  provide  the
other   party   with   the    materials   and
information    necessary   to   prepare   the
registration   statement  on  Form N-14  (the
"Proxy  Materials"),  for inclusion  therein,
in   connection   with  the  meeting  of  the
Acquired Fund's  Shareholders to consider the
approval   of   this    Agreement   and   the
transactions contemplated herein.

      5.8   On or before  the  Closing  Date,
the  Acquired  Fund shall have  declared  and
paid a dividend or dividends which,  together
with all previous such dividends,  shall have
the   effect   of    distributing    to   its
shareholders   all  of  the  Acquired  Fund's
investment  company taxable income  (computed
without   regard   to   any   deduction   for
dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                ACQUIRED FUND

      6.1   The  obligations  of the Acquired
Fund to consummate the transactions  provided
for   herein   shall  be   subject,   at  its
election,   to   the   performance   by   the
Acquiring  Fund of all the  obligations to be
performed by the  Acquiring  Fund pursuant to
this  Agreement  on  or  before  the  Closing
Date,  and,  in  addition,   subject  to  the
following conditions:

      6.2   All  representations,  covenants,
and   warranties   of  the   Acquiring   Fund
contained  in this  Agreement  shall  be true
and  correct in all  material  respects as of
the date hereof and as of the  Closing  Date,
with the same  force and effect as if made on
and as of the  Closing  Date.  The  Acquiring
Fund shall  have  delivered  to the  Acquired
Fund a certificate  executed in the Acquiring
Fund's   name   by  the   Federated   Trust's
President   or   Vice   President   and   its
Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired
Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
               ACQUIRING FUND

      7.1   The  obligations of the Acquiring
Fund to consummate the transactions  provided
for   herein   shall  be   subject,   at  its
election,  to the performance by the Acquired
Fund of all the  obligations  to be performed
by  the  Acquired   Fund   pursuant  to  this
Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

      7.2   All  representations,  covenants,
and   warranties   of   the   Acquired   Fund
contained  in this  Agreement  shall  be true
and  correct in all  material  respects as of
the date hereof and as of the  Closing  Date,
with the same  force and effect as if made on
and as of such  Closing  Date.  The  Acquired
Fund shall have  delivered  to the  Acquiring
Fund  on  such  Closing  Date  a  certificate
executed in the  Acquired  Fund's name by the
Acquired  Fund's  President or Vice President
and its Treasurer or Assistant Treasurer,  in
form  and  substance   satisfactory   to  the
Acquiring  Fund and dated as of such  Closing
Date,  to such  effect  and as to such  other
matters   as   the   Acquiring   Fund   shall
reasonably request.

      7.3   The  Acquired   Fund  shall  have
delivered to the  Acquiring  Fund a statement
of   the   Acquired    Fund's    assets   and
liabilities,  together  with  a  list  of the
Acquired Fund's portfolio  securities showing
the tax costs of such  securities  by lot and
the holding  periods of such  securities,  as
of  the  Closing   Date,   certified  by  the
Treasurer of the Acquired Fund.



ARTICLE VIII

 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS
                   OF THE
      ACQUIRING FUND AND ACQUIRED FUND

      If  any  of the  conditions  set  forth
below do not exist on or before  the  Closing
Date with  respect  to the  Acquired  Fund or
the Acquiring  Fund,  the other party to this
Agreement  shall,  at  its  option,   not  be
required  to  consummate   the   transactions
contemplated by this Agreement:

      8.1   This     Agreement     and    the
transactions    contemplated   herein,   with
respect  to the  Acquired  Fund,  shall  have
been  approved by the  requisite  vote of the
holders  of  the  outstanding  shares  of the
Acquired Fund in accordance  with  applicable
law  and  the   provisions  of  the  Acquired
Fund's  Declaration  of  Trust  and  Code  of
Regulations.    Certified   copies   of   the
resolutions  evidencing  such approval  shall
have been  delivered to the  Acquiring  Fund.
Notwithstanding   anything   herein   to  the
contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

      8.2   On   the   Closing   Date,    the
Commission   shall   not   have   issued   an
unfavorable  report  under  Section 25(b)  of
the 1940 Act, or  instituted  any  proceeding
seeking  to enjoin  the  consummation  of the
transactions  contemplated  by this Agreement
under   Section   25(c)  of  the  1940   Act.
Furthermore,   no   action,   suit  or  other
proceeding  shall be  threatened  or  pending
before  any court or  governmental  agency in
which it is sought to restrain  or  prohibit,
or  obtain   damages   or  other   relief  in
connection   with  this   Agreement   or  the
transactions contemplated herein.

      8.3   All  required  consents  of other
parties and all other consents,  orders,  and
permits   of   federal,   state   and   local
regulatory  authorities  (including  those of
the  Commission   and  of  State   securities
authorities,    including    any    necessary
"no-action"  positions and  exemptive  orders
from such federal and state  authorities)  to
permit   consummation  of  the   transactions
contemplated    herein    shall   have   been
obtained,  except where failure to obtain any
such  consent,  order,  or  permit  would not
involve a risk of a material  adverse  effect
on the assets or  properties of the Acquiring
Fund  or the  Acquired  Fund,  provided  that
either   party  hereto  may  waive  any  such
conditions for itself.

      8.4   The Registration  Statement shall
have  become  effective  under  the 1933 Act,
and   no   stop   orders    suspending    the
effectiveness   thereof   shall   have   been
issued.   To  the  best   knowledge   of  the
parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5   The parties  shall have  received
an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)    The  transfer  of all of the  assets of
      the  Acquired   Fund  (other  than  the
      assets of the  Acquired  Fund  reserved
      to   discharge   its   liabilities   in
      accordance  with  Section  1.3 of  this
      Agreement)   to  the   Acquiring   Fund
      solely in exchange for  Acquiring  Fund
      Shares  (followed  by the  distribution
      of   Acquiring   Fund   Shares  to  the
      Acquired    Fund     Shareholders    in
      dissolution   and  liquidation  of  the
      Acquired   Fund)  will   constitute   a
      "reorganization"  within the meaning of
      Section 368(a)  of the  Code,  and  the
      Acquiring  Fund and the  Acquired  Fund
      will    each   be   a   "party   to   a
      reorganization"  within the  meaning of
      Section 368(b) of the Code.

b)    No gain or loss will be  recognized  by
      the Acquiring  Fund upon the receipt of
      the assets of the Acquired  Fund solely
      in exchange for Acquiring Fund Shares.

c)    No gain or loss will be  recognized  by
      the Acquired  Fund upon the transfer of
      the  Acquired   Fund's  assets  to  the
      Acquiring  Fund solely in exchange  for
      Acquiring   Fund  Shares  or  upon  the
      distribution    (whether    actual   or
      constructive)  of Acquiring Fund Shares
      to  Acquired   Fund   Shareholders   in
      exchange   for  their   Acquired   Fund
      Shares.

d)    No gain or loss will be  recognized  by
      any Acquired Fund  Shareholder upon the
      exchange  of its  Acquired  Fund Shares
      for Acquiring Fund Shares.

e)    The   aggregate   tax   basis   of  the
      Acquiring Fund Shares  received by each
      Acquired Fund  Shareholder  pursuant to
      the Reorganization  will be the same as
      the   aggregate   tax   basis   of  the
      Acquired   Fund   Shares   held  by  it
      immediately      prior      to      the
      Reorganization.  The holding  period of
      Acquiring Fund Shares  received by each
      Acquired Fund  Shareholder will include
      the period  during  which the  Acquired
      Fund  Shares  exchanged  therefor  were
      held by such shareholder,  provided the
      Acquired   Fund   Shares  are  held  as
      capital  assets  at  the  time  of  the
      Reorganization.

f)    The tax  basis of the  Acquired  Fund's
      assets  acquired by the Acquiring  Fund
      will be the  same as the tax  basis  of
      such  assets  to  the   Acquired   Fund
      immediately      prior      to      the
      Reorganization.  The holding  period of
      the assets of the Acquired  Fund in the
      hands  of  the   Acquiring   Fund  will
      include the period  during  which those
      assets were held by the Acquired Fund.

      Such   opinion   shall   be   based  on
      customary    assumptions    and    such
      representations   Reed  Smith  LLP  may
      reasonably  request,  and the  Acquired
      Fund and Acquiring  Fund will cooperate
      to make and  certify  the  accuracy  of
      such  representations.  Notwithstanding
      anything   herein   to  the   contrary,
      neither  the  Acquiring  Fund  nor  the
      Acquired Fund may waive the  conditions
      set forth in this paragraph 8.5.

      8.6   All    conditions    under    the
Agreement,  dated June 20, 2006, by and among
Federated  Investors,  Inc.,  Sentinel  Asset
Management,   Inc.  and  NLV  Financial  (the
"Purchase Agreement") to Closing (as defined in the Purchase Agreement) shall have been or concurrently be satisfied or waived as contemplated by the Purchase Agreement.

ARTICLE IX

                  EXPENSES

      On  or  before  the   Closing,   unless
 otherwise  agreed  by  Federated  Investment
 Management  Company  and the  adviser to the
 Acquired    Fund,    Federated    Investment
 Management  Company or its  affiliates  will
 pay all expenses  associated  with Acquiring
 Fund's and Acquired Fund's  participation in
 the Reorganization  (and, except as provided
 in the following proviso,  in no event shall
 the  Acquiring  Fund or  Acquired  Fund bear
 such  expenses),   provided,  however,  that
 Acquiring    Fund   shall   bear    expenses
 associated   with   the   qualification   of
 Acquiring   Fund  Shares  for  sale  in  the
 various  states.   Reorganization   expenses
 include,  without  limitation:  (a) expenses
 associated  with the  preparation and filing
 of   the   Proxy   Materials;   (b) postage;
 (c) printing;      (d) accounting      fees;
 (e) legal   fees   incurred  by  each  Fund;
 (f) solicitation  costs of the  transaction;
 and  (g) other  related   administrative  or
 operational costs.

ARTICLE X

           ENTIRE AGREEMENT; SURVIVAL OF
                    WARRANTIES

      10.1  The  Federated  Trust,  on behalf
of the Acquiring  Fund, and the Acquired Fund
agree  that  neither  party  has  made to the
other  party  any  representation,   warranty
and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

      10.2  Except as  specified  in the next
sentence  set forth in this  paragraph  10.2,
the    representations,    warranties,    and
covenants  contained in this  Agreement or in
any  document  delivered  pursuant  to  or in
connection  with  this  Agreement,  shall not
survive the  consummation of the transactions
contemplated  hereunder.  The covenants to be
performed  after  the  Closing  Date,   shall
continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

                 TERMINATION

      This  Agreement  may be  terminated  by
the mutual agreement of the Federated Trust and the Acquired Fund. In addition, either the Federated Trust or the Acquired Fund may at its option terminate this Agreement at or before the Closing Date due to:

a)    a   breach   by   the   other   of  any
      representation,  warranty, or agreement
      contained  herein to be performed at or
      before the Closing  Date,  if not cured
      within 30 days;

b)    a  condition  herein  expressed  to  be
      precedent  to  the  obligations  of the
      terminating  party  that  has not  been
      met and it  reasonably  appears that it
      will not or cannot be met; or

c)    a  determination  by a party's Board of
      Trustees that the  consummation  of the
      transactions   contemplated  herein  is
      not  in  the  best   interest   of  the
      Federated  Trust or the Acquired  Fund,
      respectively,  and notice  given to the
      other party hereto.

In the event of any such termination,  in the
absence of willful  default,  there  shall be
no  liability  for damages on the part of any
of the Acquiring  Fund, the Federated  Trust,
the  Acquired   Fund,  or  their   respective
trustees or officers, to the other party or its trustees or officers.

ARTICLE XII

                 AMENDMENTS

      This    Agreement   may   be   amended,
modified,  or  supplemented in such manner as
may be  mutually  agreed  upon in  writing by
the  officers  of the  Acquired  Fund and the
Federated  Trust as  specifically  authorized
by  their   respective   Board  of  Trustees;
provided,   however,   that   following   the
meeting  of the  Acquired  Fund  Shareholders
called  by  the  Acquired  Fund  pursuant  to
paragraph 5.2  of  this  Agreement,  no  such
amendment  may have the  effect  of  changing
the provisions for  determining the number of
Acquiring  Fund  Shares  to be  issued to the
Acquired   Fund   Shareholders   under   this
Agreement   to   the    detriment   of   such
shareholders without their further approval.

ARTICLE XIII

   HEADINGS; COUNTERPARTS; GOVERNING LAW;
                 ASSIGNMENT;
           LIMITATION OF LIABILITY

      13.1  The   Article    and    paragraph
headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2  This  Agreement  may be  executed
in any number of counterparts, each of which shall be deemed an original.

      13.3  This Agreement  shall be governed
by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflict of laws rules of that or any other jurisdiction.

      13.4  This  Agreement  shall  bind  and
inure to the  benefit of the  parties  hereto
and their respective  successors and assigns,
but,  except as provided  in this  paragraph,
no  assignment  or transfer  hereof or of any
rights  or  obligations  hereunder  shall  be
made  by  any  party   without   the  written
consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      13.5  It is  expressly  agreed that the
obligations  of the Acquiring  Fund hereunder
shall  not  be   binding   upon  any  of  the
Trustees,  shareholders,  nominees, officers,
agents,  or employees of the Federated  Trust
personally,  but  shall  bind  only the Trust
property of the  Acquiring  Fund, as provided
in  the  Federated  Trust's   Declaration  of
Trust.  The  execution  and  delivery of this
Agreement   have  been   authorized   by  the
Trustees of the Federated  Trust on behalf of
the  Acquiring  Fund and signed by authorized
officers of the  Federated  Trust,  acting as
such.   Neither  the  authorization  by  such
Trustees  nor the  execution  and delivery by
such  officers  shall be  deemed to have been
made  by  any  of  them  individually  or  to
impose   any   liability   on  any  of   them
personally,  but  shall  bind  only the Trust
property  of the  Acquiring  Fund as provided
in  the  Federated  Trust's   Declaration  of
Trust.



      IN WITNESS  WHEREOF,  the parties  have
 duly executed this Agreement, all as of the date first written above.





                                    SENTINEL PENNSYLVANIA TAX-FREE TRUST

                                    /s/ Kerry A.  Jung
                                    Kerry A. Jung,
                                    Secretary



                                    FEDERATED MUNICIPAL SECURITIES
                                    INCOME TRUST
                                    on behalf of its portfolio,

                                    FEDERATED PENNSYLVANIA MUNICIPAL INCOME
                                    FUND

                                    /s/ Richard  A. Novak
                                    Richard A. Novak,
                                    Treasurer

    AGREEMENT AND PLAN OF REORGANIZATION
                   BETWEEN
  FEDERATED MUNICIPAL SECURITIES FUND, INC.
                     AND
        SENTINEL GROUP OF FUNDS, INC.
WITH RESPECT TO SENTINEL TAX-FREE INCOME FUND

      THIS     AGREEMENT    AND    PLAN    OF
REORGANIZATION  (the  "Agreement") is made as
of  this  20th  day  of  June  2006,  by  and
between FEDERATED MUNICIPAL  SECURITIES FUND,
INC.,  a  Maryland   corporation,   with  its
principal   place   of   business   at   5800
Corporate Drive,  Pittsburgh,  PA, 15237 (the
"Acquiring  Fund"),  and  SENTINEL  GROUP  OF
FUNDS,  INC.,  a Maryland  corporation,  with
its  principal   place  of  business  at  One
National  Life  Drive,  Montpelier,  VT 05604
(the "Corporation"), with respect to its SENTINEL TAX-FREE INCOME FUND, a series of the Corporation (the "Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").

                  RECITALS

      This  Agreement  is intended to be, and
is  adopted  as,  a  plan  of  reorganization
within  the  meaning  of  Section 368  of the
United States Internal  Revenue Code of 1986,
as  amended  (the  "Code")  and the  Treasury
Regulations   promulgated   thereunder.   The
reorganization   will  consist  of:   (i) the
transfer   of  all  of  the   assets  of  the
Acquired  Fund  (other than the assets of the
Acquired   Fund  reserved  to  discharge  its
liabilities in accordance with Section 1.3 of this Agreement) in exchange for Class A
Shares, par value $0.01 per share, of the Acquiring Fund ("Acquiring Fund Shares");
and (ii) the  distribution  of Acquiring Fund
Shares to the holders of shares of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

      WHEREAS,   the   Acquired   Fund  is  a
separate series of the  Corporation,  and the
Acquiring  Fund  and  the   Corporation   are
open-end,  registered  management  investment
companies   and  the   Acquired   Fund   owns
securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS,  each  of the  Acquiring  Fund
and the Acquired Fund is authorized to issue its respective shares of beneficial interest;

      WHEREAS,    the    Directors   of   the
Acquiring  Fund  have   determined  that  the
Reorganization,    with    respect   to   the
Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring
Fund will not be diluted as a result of the Reorganization; and

      WHEREAS,    the    Directors   of   the
Corporation    have   determined   that   the
Reorganization,  with respect to the Acquired
Fund,  is  in  the  best   interests  of  the
Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

                  AGREEMENT

      NOW,  THEREFORE,  in  consideration  of
the  premises  and  of  the   covenants   and
agreements   hereinafter   set   forth,   the
parties hereto covenant and agree as follows:

ARTICLE I

 TRANSFER OF ASSETS OF THE ACQUIRED FUND IN
   EXCHANGE FOR ACQUIRING FUND SHARES AND
      LIQUIDATION OF THE ACQUIRED FUND

      1.1   THE  EXCHANGE.   Subject  to  the
terms and conditions  contained herein and on
the   basis   of  the   representations   and
warranties  contained  herein,  the  Acquired
Fund  agrees to  transfer  all of its  assets
(other than the assets of the  Acquired  Fund
reserved  to  discharge  its  liabilities  in
accordance   with   Section   1.3   of   this
Agreement), as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund
Shares computed in the manner and as of the time and date set forth in paragraph 2.2.
Holders of shares of the Acquired Fund will receive Class A Shares of the Acquiring
Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

      1.2   ASSETS   TO  BE   ACQUIRED.   The
assets of the  Acquired  Fund to be  acquired
by  the  Acquiring   Fund  shall  consist  of
property  having a value  equal to the  total
net assets of the Acquired  Fund,  including,
without   limitation,    cash,    securities,
commodities,   interests   in   futures   and
dividends  or interest  receivable,  owned by
the   Acquired   Fund  and  any  deferred  or
prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing
Date.

      The  Acquired  Fund  has  provided  the
Acquiring  Fund with its most recent  audited
financial  statements,  which  contain a list
of all of the  Acquired  Fund's  assets as of
the  date of such  statements.  The  Acquired
Fund  hereby  represents  that as of the date
of the  execution  of this  Agreement,  there
have  been  no   material   changes   in  its
financial   position  as  reflected  in  such
financial   statements   other  than  as  the
result of  changes  in the  market  values of
securities  or  otherwise  occurring  in  the
ordinary  course of  business  in  connection
with the  purchase  and  sale of  securities,
the issuance and  redemption of Acquired Fund
shares and the  payment  of normal  operating
expenses,   dividends   and   capital   gains
distributions.

      1.3   LIABILITIES   TO  BE  DISCHARGED.
The  Acquired  Fund  will (a)  discharge,  or
make  provision  for the discharge of, all of
its known  liabilities and  obligations,  and
(b) make  provision for the assumption of all
of its unknown  liabilities  and  obligations
by Sentinel Asset  Management,  Inc., in each
case  prior  to  the  Closing  Date.   It  is
understood  and  agreed by the  parties  that
the  Acquiring  Fund  shall not assume any of
the   Acquired    Fund's    liabilities   and
obligations, whether known or unknown.

      1.4   LIQUIDATION   AND   DISTRIBUTION.
On or as soon  after the  Closing  Date as is
conveniently  practicable:  (a) the  Acquired
Fund will distribute in complete  liquidation
of  the  Acquired   Fund,   pro rata  to  its
shareholders of record,  determined as of the
close of business  on the  Closing  Date (the
"Acquired  Fund  Shareholders"),  all  of the
Acquiring   Fund   Shares   received  by  the
Acquired Fund pursuant to paragraph 1.1;  and
(b) the Acquired Fund will thereupon  proceed
to  dissolve  and  terminate  as set forth in
paragraph 1.8  below.  Such distribution will
be  accomplished by the transfer of Acquiring
Fund  Shares  credited  to the account of the
Acquired  Fund on the books of the  Acquiring
Fund to open  accounts  on the share  records
of the  Acquiring  Fund  in the  name  of the
Acquired Fund Shareholders,  and representing
the respective  pro rata  number of Acquiring
Fund  Shares  due  such   shareholders.   All
issued   and   outstanding   shares   of  the
Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing
Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

      1.5   OWNERSHIP  OF  SHARES.  Ownership
of  Acquiring  Fund  Shares  will be shown on
the books of the  Acquiring  Fund's  transfer
agent.  Acquiring  Fund Shares equal in value
to  the  aggregate  net  asset  value  of the
Acquired   Fund   Shares   will   be   issued
simultaneously  to the Acquired Fund and will
be   distributed   to   the   Acquired   Fund
Shareholders.

      1.6   TRANSFER   TAXES.   Any  transfer
taxes  payable upon the issuance of Acquiring
Fund   Shares  in  a  name   other  than  the
registered   holder  of  the  Acquired   Fund
shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7   REPORTING   RESPONSIBILITY.   Any
reporting   responsibility  of  the  Acquired
Fund is and shall remain the responsibility of the Acquired Fund.

      1.8   TERMINATION.  The  Acquired  Fund
shall be  terminated  promptly  following the
Closing   Date   and   the   making   of  all
distributions pursuant to paragraph 1.4.

      1.9   BOOKS  AND  RECORDS.   All  books
and records of the Acquired  Fund,  including
all  books  and   records   required   to  be
maintained  under the Investment  Company Act
of 1940 (the "1940  Act"),  and the rules and
regulations  thereunder,  shall be  available
to the  Acquiring  Fund  from and  after  the
Closing  Date and shall be turned over to the
Acquiring   Fund  as   soon  as   practicable
following the Closing Date.

ARTICLE II

                  VALUATION

      2.1   VALUATION  OF  ASSETS.  The value
of the Acquired  Fund's assets to be acquired
by the Acquiring Fund hereunder  shall be the
value of such  assets at the  closing  on the
Closing Date, using the valuation  procedures
set forth in the  Acquiring  Fund's  Articles
of  Incorporation  and the  Acquiring  Fund's
then  current  prospectus  and  statement  of
additional    information   or   such   other
valuation procedures as shall be mutually agreed upon by the parties.

      2.2   VALUATION  OF  SHARES.   The  net
asset  value  per  share  of  Acquiring  Fund
Shares  shall  be the  net  asset  value  per
share  computed at the closing on the Closing
Date,  using  the  valuation  procedures  set
forth in the  Acquiring  Fund's  Articles  of
Incorporation  and the Acquiring  Fund's then
current    prospectus    and   statement   of
additional   information,   or   such   other
valuation procedures as shall be mutually agreed upon by the parties.

      2.3   SHARES TO BE  ISSUED.  The number
of   Acquiring   Fund  Shares  to  be  issued
(including  fractional  shares,  if  any)  in
exchange  for  the  Acquired   Fund's  assets
shall be  determined by  (a) multiplying  the
shares  outstanding  of the Acquired  Fund by
(b) the ratio  computed by  (x) dividing  the
net asset  value  per  share of the  Acquired
Fund by (y) the  net asset value per share of
the  Acquiring  Fund  Shares   determined  in
accordance with paragraph 2.2.

      2.4   DETERMINATION   OF   VALUE.   All
computations  of value shall be made by State
Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

          CLOSING AND CLOSING DATE

      3.1   CLOSING  DATE.  The closing shall
occur on or about  October 13, 2006,  or such
other  date(s) as the parties may agree to in
writing  (the  "Closing   Date").   All  acts
taking  place at the closing  shall be deemed
to take  place at 4:00 p.m.  Eastern  Time on
the Closing  Date unless  otherwise  provided
herein.  The  closing  shall  be  held at the
offices of Federated  Services Company,  1001
Liberty  Avenue,   Pittsburgh,   Pennsylvania
15222-3779, or at such other time and/or place as the parties may agree.

      3.2   CUSTODIAN'S  CERTIFICATE.   State
Street Bank and Trust  Company,  as custodian
for  the  Acquired  Fund  (the  "Custodian"),
shall  deliver at the  Closing a  certificate
of  an  authorized   officer   stating  that:
(a) the     Acquired     Fund's     portfolio
securities,  cash,  and any other assets have
been   delivered   in  proper   form  to  the
Acquiring  Fund  on  the  Closing  Date;  and
(b) all   necessary   taxes   including   all
applicable  federal and state stock  transfer
stamps,  if any,  shall  have been  paid,  or
provision  for payment  shall have been made,
in   conjunction   with   the   delivery   of
portfolio securities by the Acquired Fund.

      3.3   EFFECT    OF     SUSPENSION    IN
TRADING.  In the event that on the  scheduled
Closing  Date,   either:   (a) the  New  York
Stock Exchange ("NYSE") or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring
Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

      3.4   TRANSFER   AGENT'S   CERTIFICATE.
Sentinel  Administrative  Services,  Inc., as
transfer  agent for the  Acquired  Fund as of
the  Closing  Date,   shall  deliver  at  the
Closing  a   certificate   of  an  authorized
officer  stating that its records contain the
names  and   addresses   of   Acquired   Fund
Shareholders,  and the number and  percentage
ownership  of  outstanding  shares  owned  by
each such  shareholder  immediately  prior to
the Closing.  The Acquiring  Fund shall issue
and  deliver or cause  State  Street Bank and
Trust Company,  its transfer  agent, to issue
and   deliver   a   confirmation   evidencing
Acquiring  Fund  Shares to be credited on the
Closing   Date  to  the   Secretary   of  the
Corporation or provide evidence  satisfactory
to the Acquired Fund that the Acquiring  Fund
Shares  have been  credited  to the  Acquired
Fund's  account on the books of the Acquiring
Fund.  At  the  Closing,   each  party  shall
deliver  to the  other  such  bills  of sale,
checks,   assignments,   share  certificates,
receipts,  officers  certificates,   transfer
agent certificates,  custodian  certificates,
opinions,    and   other   certificates   and
documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

       REPRESENTATIONS AND WARRANTIES

      4.1   REPRESENTATIONS  OF THE  ACQUIRED
FUND. The Corporation, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

a)    The   Acquired   Fund   is  a   legally
      designated,   separate   series   of  a
      corporation  duly  organized,   validly
      existing,  and in good  standing  under
      the laws of Maryland.

b)    The  Corporation  is  registered  as an
      open-end management  investment company
      under   the   1940    Act,    and   the
      Corporation's   registration  with  the
      Securities   and  Exchange   Commission
      (the  "Commission")  as  an  investment
      company  under  the 1940 Act is in full
      force and effect.

c)    The current  prospectus  and  statement
      of   additional   information   of  the
      Acquired  Fund  conform in all material
      respects     to     the      applicable
      requirements  of the  Securities Act of
      1933  (the  "1933  Act")  and the  1940
      Act,  and  the  rules  and  regulations
      thereunder,  and  do  not  include  any
      untrue  statement of a material fact or
      omit  to  state   any   material   fact
      required to be stated or  necessary  to
      make the statements  therein,  in light
      of the  circumstances  under which they
      were made, not misleading.

d)    The Acquired  Fund is not in violation,
      and  the   execution,   delivery,   and
      performance of this Agreement  (subject
      to   shareholder   approval)  will  not
      result   in   a   violation,   of   any
      provision    of    the    Corporation's
      Articles  of  Incorporation  or By-Laws
      or   of   any    material    agreement,
      indenture,     instrument,    contract,
      lease,  or other  undertaking  to which
      the  Acquired  Fund  is a  party  or by
      which it is bound.

e)    The  Acquired   Fund  has  no  material
      contracts or other  commitments  (other
      than  this   Agreement)  that  will  be
      terminated  with liability to it before
      the    Closing    Date,    except   for
      liabilities,  if any, to be  discharged
      as provided in paragraph 1.3 hereof.

f)    Except  as   otherwise   disclosed   in
      writing   to   and   accepted   by  the
      Acquiring    Fund,    no    litigation,
      administrative      proceeding,      or
      investigation  by or  before  any court
      or   governmental   body  is  presently
      pending or to its knowledge  threatened
      against  the  Acquired  Fund  or any of
      its  properties  or assets,  which,  if
      adversely determined,  would materially
      and  adversely   affect  its  financial
      condition,    the    conduct   of   its
      business,   or  the   ability   of  the
      Acquired   Fund   to   carry   out  the
      transactions   contemplated   by   this
      Agreement.  The Acquired  Fund knows of
      no facts  that might form the basis for
      the  institution  of  such  proceedings
      and is not a  party  to or  subject  to
      the  provisions  of any order,  decree,
      or    judgment    of   any   court   or
      governmental  body that  materially and
      adversely  affects its  business or its
      ability to consummate the  transactions
      contemplated herein.

g)    The   financial   statements   of   the
      Acquired  Fund as of November 30, 2005,
      and  for the  fiscal  year  then  ended
      have been prepared in  accordance  with
      generally      accepted      accounting
      principles,      and     audited     by
      PricewaterhouseCoopers             LLP,
      independent      registered      public
      accountants,    and   such   statements
      (copies  of which  have been  furnished
      to the Acquiring  Fund) fairly  reflect
      the   financial    condition   of   the
      Acquired  Fund  as of  such  date,  and
      there    are   no   known    contingent
      liabilities  of the Acquired Fund as of
      such  date  that are not  disclosed  in
      such statements.

h)    Since   the   date  of  the   financial
      statements      referred      to     in
      paragraph (g)  above,  there  have been
      no  material  adverse  changes  in  the
      Acquired  Fund's  financial  condition,
      assets,  liabilities or business (other
      than changes  occurring in the ordinary
      course of business),  or any incurrence
      by the  Acquired  Fund of  indebtedness
      maturing  more  than one year  from the
      date such  indebtedness  was  incurred,
      except as  otherwise  disclosed  to and
      accepted  by the  Acquiring  Fund.  For
      the purposes of this  paragraph (h),  a
      decline  in the net asset  value of the
      Acquired  Fund shall not  constitute  a
      material adverse change.

i)    All  federal  and other tax returns and
      reports of the Acquired  Fund  required
      by law to be  filed  prior to  the date
      hereof have   been   filed   (and   all
      federal   and  other  tax  returns  and
      reports of the Acquired  Fund  required
      by law to be  filed from  and after the
      date  hereof to  the Closing  Date will
      be filed),  and all  federal  and other
      taxes  shown  due on such  returns  and
      reports  have  been (or  will be) paid,
      or  provision  shall have been made for
      the  payment  thereof.  To the  best of
      the Acquired Fund's knowledge,  no such
      return is currently  under  audit,  and
      no  assessment  has been  asserted with
      respect to such returns.

j)    All  issued and  outstanding  shares of
      the Acquired  Fund are duly and validly
      issued and outstanding,  fully paid and
      non-assessable  by the  Acquired  Fund.
      All  of  the  issued  and   outstanding
      shares of the  Acquired  Fund will,  at
      the time of the Closing  Date,  be held
      by the  persons  and in the amounts set
      forth in the  records  of the  Acquired
      Fund's  transfer  agent as  provided in
      paragraph 3.4.  The  Acquired  Fund has
      no outstanding  options,  warrants,  or
      other  rights  to   subscribe   for  or
      purchase  any  of  the  Acquired   Fund
      shares,    and   has   no   outstanding
      securities  convertible into any of the
      Acquired Fund shares.

k)    At the Closing Date,  the Acquired Fund
      will have good and marketable  title to
      the  Acquired   Fund's   assets  to  be
      transferred   to  the  Acquiring   Fund
      pursuant  to  paragraph 1.2,  and  full
      right,  power,  and  authority to sell,
      assign,   transfer,  and  deliver  such
      assets  hereunder,  free of any lien or
      other  encumbrance,  except those liens
      or  encumbrances of which the Acquiring
      Fund has  received  notice,  and,  upon
      delivery  and payment for such  assets,
      and  the   filing   of  any   articles,
      certificates  or other  documents under
      the  laws of  Maryland,  the  Acquiring
      Fund will acquire  good and  marketable
      title,  subject to no  restrictions  on
      the  full   transfer  of  such  assets,
      other than such  restrictions  as might
      arise  under  the 1933  Act,  and other
      than as  disclosed  to and  accepted by
      the Acquiring Fund.

l)    The     execution,     delivery     and
      performance   of  this  Agreement  have
      been duly  authorized  by all necessary
      action  on the  part  of  the  Acquired
      Fund.   Subject  to   approval  by  the
      Acquired   Fund   Shareholders,    this
      Agreement   constitutes   a  valid  and
      binding   obligation  of  the  Acquired
      Fund,  enforceable  in accordance  with
      its  terms,   subject  to   bankruptcy,
      insolvency,             reorganization,
      moratorium,  and other laws relating to
      or affecting  creditors'  rights and to
      general equity principles.

m)    The  information to be furnished by the
      Acquired  Fund  for  use  in  no-action
      letters,   applications   for   orders,
      registration     statements,      proxy
      materials,  and  other  documents  that
      may be  necessary  in  connection  with
      the  transactions  contemplated  herein
      shall comply in all  material  respects
      with federal  securities and other laws
      and  regulations  and will not  contain
      any  untrue  statement  of  a  material
      fact or omit to state a  material  fact
      required to be stated or  necessary  to
      make  the  statements,  in light of the
      circumstances    under    which    such
      statements were made, not misleading.

n)    The   Acquired   Fund  has  elected  to
      qualify   and   has   qualified   as  a
      "regulated  investment  company"  under
      the Code (a  "RIC") as of and since its
      first  taxable  year;  has  been  a RIC
      under the Code at all  times  since the
      end of its first  taxable  year when it
      so  qualified;  and  qualifies and will
      continue  to qualify as a RIC under the
      Code for its  taxable  year ending upon
      its liquidation.

o)    No  governmental  consents,  approvals,
      authorizations  or filings are required
      under  the  1933  Act,  the  Securities
      Exchange  Act of 1934 (the "1934 Act"),
      the  1940 Act or  Maryland  law for the
      execution  of  this  Agreement  by  the
      Corporation,  for  itself and on behalf
      of the  Acquired  Fund,  except for the
      effectiveness   of   the   Registration
      Statement,   and  the   filing  of  any
      articles,    certificates    or   other
      documents  that may be  required  under
      Maryland   law,  and  except  for  such
      other       consents,        approvals,
      authorizations   and  filings  as  have
      been   made  or   received,   and  such
      consents,   approvals,   authorizations
      and   filings   as  may   be   required
      subsequent  to  the  Closing  Date,  it
      being  understood,  however,  that this
      Agreement    and    the    transactions
      contemplated  herein  must be  approved
      by the  shareholders  of  the  Acquired
      Fund as described in paragraph 5.2.

      4.2   REPRESENTATIONS  OF THE ACQUIRING
FUND.  The  Acquiring  Fund   represents  and
warrants to the Corporation as follows:

a)    The  Acquiring  Fund is a  corporation,
      duly  organized,  validly  existing and
      in  good  standing  under  the  laws of
      Maryland.

b)    The Acquiring  Fund is registered as an
      open-end management  investment company
      under the 1940 Act,  and the  Acquiring
      Fund's     registration     with    the
      Commission  as  an  investment  company
      under  the  1940  Act is in full  force
      and effect.

c)    The current  prospectus  and  statement
      of   additional   information   of  the
      Acquiring  Fund conform in all material
      respects     to     the      applicable
      requirements  of the  1933  Act and the
      1940 Act and the rules and  regulations
      thereunder,  and  do  not  include  any
      untrue  statement of a material fact or
      omit  to  state   any   material   fact
      required to be stated or  necessary  to
      make such statements  therein, in light
      of the  circumstances  under which they
      were made, not misleading.

d)    The   Acquiring    Fund   is   not   in
      violation, and the execution,  delivery
      and  performance of this Agreement will
      not  result  in  a  violation,  of  the
      Acquiring     Fund's     Articles    of
      Incorporation  or  By-Laws  or  of  any
      material     agreement,      indenture,
      instrument,  contract,  lease, or other
      undertaking   to  which  the  Acquiring
      Fund  is a  party  or  by  which  it is
      bound.

e)    Except  as   otherwise   disclosed   in
      writing   to   and   accepted   by  the
      Acquired     Fund,    no    litigation,
      administrative       proceeding      or
      investigation  by or  before  any court
      or   governmental   body  is  presently
      pending or to its knowledge  threatened
      against  the  Acquiring  Fund or any of
      its  properties  or assets,  which,  if
      adversely determined,  would materially
      and  adversely   affect  its  financial
      condition,  the conduct of its business
      or the  ability of the  Acquiring  Fund
      to   carry    out   the    transactions
      contemplated  by  this  Agreement.  The
      Acquiring  Fund  knows of no facts that
      might    form   the   basis   for   the
      institution of such  proceedings and it
      is not a  party  to or  subject  to the
      provisions  of any  order,  decree,  or
      judgment  of any court or  governmental
      body  that   materially  and  adversely
      affects its  business or its ability to
      consummate       the        transaction
      contemplated herein.

f)    The   financial   statements   of   the
      Acquiring  Fund as of  March  31,  2006
      and  for the  fiscal  year  then  ended
      have been prepared in  accordance  with
      generally      accepted      accounting
      principles,  and  audited  by  Ernst  &
      Young   LLP,   independent   registered
      public     accountants,     and    such
      statements  (copies  of which have been
      furnished   to  the   Acquired   Funds)
      fairly reflect the financial  condition
      of the Acquiring  Fund as of such date,
      and  there  are  no  known   contingent
      liabilities  of the  Acquiring  Fund as
      of such date that are not  disclosed in
      such statements.

g)    Since   the   date  of  the   financial
      statements      referred      to     in
      paragraph (f)  above,  there  have been
      no  material  adverse  changes  in  the
      Acquiring Fund's  financial  condition,
      assets,  liabilities or business (other
      than changes  occurring in the ordinary
      course of business),  or any incurrence
      by the Acquiring  Fund of  indebtedness
      maturing  more  than one year  from the
      date such  indebtedness  was  incurred,
      except as  otherwise  disclosed  to and
      accepted  by  the  Acquired  Fund.  For
      the purposes of this  paragraph (g),  a
      decline  in the net asset  value of the
      Acquiring  Fund shall not  constitute a
      material adverse change.

h)    All  federal  and other tax returns and
      reports of the Acquiring  Fund required
      by law to be  filed  prior to  the date
      hereof have   been   filed   (and   all
      federal   and  other  tax  returns  and
      reports of the Acquiring  Fund required
      by law to be  filed from  and after the
      date  hereof to  the Closing  Date will
      be filed),  and all  federal  and other
      taxes  shown  due on such  returns  and
      reports  have  been (or  will be) paid,
      or  provision  shall have been made for
      the  payment  thereof.  To the  best of
      the  Acquiring  Fund's  knowledge,   no
      such return is  currently  under audit,
      and no  assessment  has  been  asserted
      with respect to such returns.

i)    All  issued and  outstanding  Acquiring
      Fund   Shares  are  duly  and   validly
      issued and outstanding,  fully paid and
      non-assessable  by the Acquiring  Fund.
      The Acquiring  Fund has no  outstanding
      options,  warrants,  or other rights to
      subscribe    for   or   purchase    any
      Acquiring  Fund  Shares,  and there are
      no outstanding  securities  convertible
      into any Acquiring Fund Shares.

j)    The     execution,     delivery     and
      performance   of  this  Agreement  have
      been duly  authorized  by all necessary
      action  on the  part  of the  Acquiring
      Fund, and this Agreement  constitutes a
      valid  and  binding  obligation  of the
      Acquiring    Fund,    enforceable    in
      accordance  with its terms,  subject to
      bankruptcy,                 insolvency,
      reorganization,  moratorium,  and other
      laws    relating   to   or    affecting
      creditors'   rights   and  to   general
      equity principles.

k)    Acquiring  Fund Shares to be issued and
      delivered to the Acquired  Fund for the
      account    of   the    Acquired    Fund
      Shareholders  pursuant  to the terms of
      this  Agreement  will,  at the  Closing
      Date, have been duly  authorized.  When
      so issued and  delivered,  such  shares
      will  be  duly   and   validly   issued
      Acquiring  Fund  Shares,  and  will  be
      fully paid and non-assessable.

l)    The  information to be furnished by the
      Acquiring  Fund  for  use in  no-action
      letters,   applications   for   orders,
      registration     statements,      proxy
      materials,  and  other  documents  that
      may be  necessary  in  connection  with
      the  transactions  contemplated  herein
      shall comply in all  material  respects
      with federal  securities and other laws
      and  regulations  and will not  contain
      any  untrue  statement  of  a  material
      fact or omit to state a  material  fact
      required to be stated or  necessary  to
      make  the  statements,  in light of the
      circumstances    under    which    such
      statements were made, not misleading.

m)    The  Acquiring   Fund  has  elected  to
      qualify  and  has  qualified  as a  RIC
      under  the  Code  as of and  since  its
      first  taxable  year;  has  been  a RIC
      under the Code at all  times  since the
      end of its first  taxable  year when it
      so  qualified;  and qualifies and shall
      continue  to qualify as a RIC under the
      Code for its current taxable year.

n)    No  governmental  consents,  approvals,
      authorizations  or filings are required
      under the 1933 Act,  the 1934 Act,  the
      1940  Act  or  Maryland   law  for  the
      execution  of  this  Agreement  by  the
      Acquiring  Fund or the  performance  of
      the  Agreement by the  Acquiring  Fund,
      except  for  the  effectiveness  of the
      Registration Statement,  and the filing
      of any articles,  certificates or other
      documents  that may be  required  under
      Maryland law, and such other  consents,
      approvals,  authorizations  and filings
      as  have  been  made or  received,  and
      except  for such  consents,  approvals,
      authorizations  and  filings  as may be
      required   subsequent  to  the  Closing
      Date.

o)    The  Acquiring  Fund  agrees to use all
      reasonable   efforts   to  obtain   the
      approvals and  authorizations  required
      by the 1933 Act,  the 1940 Act, and any
      state  Blue Sky or  securities  laws as
      it may  deem  appropriate  in  order to
      continue  its   operations   after  the
      Closing Date.

ARTICLE V

   COVENANTS OF THE ACQUIRING FUND AND THE
                ACQUIRED FUND

      5.1   OPERATION  IN  ORDINARY   COURSE.
The  Acquiring  Fund  and the  Acquired  Fund
will each operate its respective  business in
the ordinary  course between the date of this
Agreement  and the  Closing  Date,  it  being
understood   that  such  ordinary  course  of
business will include customary dividends and shareholder purchases and redemptions.

      5.2   APPROVAL  OF  SHAREHOLDERS.   The
Corporation will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

      5.3   INVESTMENT  REPRESENTATION.   The
Acquired  Fund  covenants  that the Acquiring
Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

      5.4   ADDITIONAL    INFORMATION.    The
 Acquired  Fund  will  assist  the  Acquiring
 Fund in obtaining  such  information  as the
 Acquiring    Fund    reasonably     requests
 concerning the beneficial ownership of the Acquired Fund's shares.

      5.5   FURTHER  ACTION.  Subject  to the
provisions of this  Agreement,  the Acquiring
Fund and the Acquired  Fund will each take or
cause  to be  taken,  all  action,  and do or
cause  to  be  done,  all  things  reasonably
necessary,  proper or advisable to consummate
and   make    effective   the    transactions
contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6   STATEMENT    OF   EARNINGS    AND
PROFITS.  As promptly as practicable,  but in
any case within  sixty days after the Closing
Date,  the  Acquired  Fund shall  furnish the
Acquiring   Fund,   in   such   form   as  is
reasonably   satisfactory  to  the  Acquiring
Fund,   a  statement   of  the  earnings  and
profits  of the  Acquired  Fund  for  federal
income  tax  purposes  that  will be  carried
over by the  Acquiring  Fund as a  result  of
Section 381  of  the  Code.   Such  statement
will  be  certified   by  the   Corporation's
Treasurer.

      5.7   PREPARATION    OF    REGISTRATION
STATEMENT AND  SCHEDULE 14A  PROXY STATEMENT.
The Acquiring  Fund will review and file with
the  Commission a  registration  statement on
Form N-14  relating  to  the  Acquiring  Fund
Shares to be issued  to  shareholders  of the
Acquired     Fund     (the      "Registration
Statement").  The  Registration  Statement on
Form N-14  shall  include  a proxy  statement
and  a  prospectus  of  the  Acquiring   Fund
relating to the  transaction  contemplated by
this Agreement.  The  Registration  Statement
shall be in  compliance  with  the 1933  Act,
the   1934   Act  and  the   1940   Act,   as
applicable.   Each  party  will  provide  the
other   party   with   the    materials   and
information    necessary   to   prepare   the
registration   statement  on  Form N-14  (the
"Proxy  Materials"),  for inclusion  therein,
in   connection   with  the  meeting  of  the
Acquired Fund's  Shareholders to consider the
approval   of   this    Agreement   and   the
transactions contemplated herein.

      5.8   On or before  the  Closing  Date,
the  Acquired  Fund shall have  declared  and
paid a dividend or dividends which,  together
with all previous such dividends,  shall have
the   effect   of    distributing    to   its
shareholders   all  of  the  Acquired  Fund's
investment  company taxable income  (computed
without   regard   to   any   deduction   for
dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                ACQUIRED FUND

      6.1   The  obligations  of the Acquired
Fund to consummate the transactions  provided
for   herein   shall  be   subject,   at  its
election,   to   the   performance   by   the
Acquiring  Fund of all the  obligations to be
performed by the  Acquiring  Fund pursuant to
this  Agreement  on  or  before  the  Closing
Date,  and,  in  addition,   subject  to  the
following conditions:

      6.2   All  representations,  covenants,
and   warranties   of  the   Acquiring   Fund
contained  in this  Agreement  shall  be true
and  correct in all  material  respects as of
the date hereof and as of the  Closing  Date,
with the same  force and effect as if made on
and as of the  Closing  Date.  The  Acquiring
Fund shall  have  delivered  to the  Acquired
Fund a certificate  executed in the Acquiring
Fund's   name  by  its   President   or  Vice
President  and  its  Treasurer  or  Assistant
Treasurer,     in    form    and    substance
satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired
Fund shall reasonably request.

ARTICLE VII

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
               ACQUIRING FUND

      7.1   The  obligations of the Acquiring
Fund to consummate the transactions  provided
for   herein   shall  be   subject,   at  its
election,  to the performance by the Acquired
Fund of all the  obligations  to be performed
by  the  Acquired   Fund   pursuant  to  this
Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

      7.2   All  representations,  covenants,
and   warranties   of   the   Acquired   Fund
contained  in this  Agreement  shall  be true
and  correct in all  material  respects as of
the date hereof and as of the  Closing  Date,
with the same  force and effect as if made on
and as of such  Closing  Date.  The  Acquired
Fund shall have  delivered  to the  Acquiring
Fund  on  such  Closing  Date  a  certificate
executed in the  Acquired  Fund's name by the
Corporation's  President  or  Vice  President
and its Treasurer or Assistant Treasurer,  in
form  and  substance   satisfactory   to  the
Acquiring  Fund and dated as of such  Closing
Date,  to such  effect  and as to such  other
matters   as   the   Acquiring   Fund   shall
reasonably request.

      7.3   The  Acquired   Fund  shall  have
delivered to the  Acquiring  Fund a statement
of   the   Acquired    Fund's    assets   and
liabilities,  together  with  a  list  of the
Acquired Fund's portfolio  securities showing
the tax costs of such  securities  by lot and
the holding  periods of such  securities,  as
of  the  Closing   Date,   certified  by  the
Treasurer of the Corporation.

ARTICLE VIII

 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS
                   OF THE
      ACQUIRING FUND AND ACQUIRED FUND

      If  any  of the  conditions  set  forth
below do not exist on or before  the  Closing
Date with  respect  to the  Acquired  Fund or
the Acquiring  Fund,  the other party to this
Agreement  shall,  at  its  option,   not  be
required  to  consummate   the   transactions
contemplated by this Agreement:

      8.1   This     Agreement     and    the
transactions    contemplated   herein,   with
respect  to the  Acquired  Fund,  shall  have
been  approved by the  requisite  vote of the
holders  of  the  outstanding  shares  of the
Acquired Fund in accordance  with  applicable
law and the  provisions of the  Corporation's
Articles  of   Incorporation   and   By-Laws.
Certified    copies   of   the    resolutions
evidencing  such  approval  shall  have  been
delivered    to    the    Acquiring     Fund.
Notwithstanding   anything   herein   to  the
contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

      8.2   On   the   Closing   Date,    the
Commission   shall   not   have   issued   an
unfavorable  report  under  Section 25(b)  of
the 1940 Act, or  instituted  any  proceeding
seeking  to enjoin  the  consummation  of the
transactions  contemplated  by this Agreement
under   Section   25(c)  of  the  1940   Act.
Furthermore,   no   action,   suit  or  other
proceeding  shall be  threatened  or  pending
before  any court or  governmental  agency in
which it is sought to restrain  or  prohibit,
or  obtain   damages   or  other   relief  in
connection   with  this   Agreement   or  the
transactions contemplated herein.

      8.3   All  required  consents  of other
parties and all other consents,  orders,  and
permits   of   federal,   state   and   local
regulatory  authorities  (including  those of
the  Commission   and  of  State   securities
authorities,    including    any    necessary
"no-action"  positions and  exemptive  orders
from such federal and state  authorities)  to
permit   consummation  of  the   transactions
contemplated    herein    shall   have   been
obtained,  except where failure to obtain any
such  consent,  order,  or  permit  would not
involve a risk of a material  adverse  effect
on the assets or  properties of the Acquiring
Fund  or the  Acquired  Fund,  provided  that
either   party  hereto  may  waive  any  such
conditions for itself.

      8.4   The Registration  Statement shall
have  become  effective  under  the 1933 Act,
and   no   stop   orders    suspending    the
effectiveness   thereof   shall   have   been
issued.   To  the  best   knowledge   of  the
parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5   The parties  shall have  received
an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)    The  transfer  of all of the  assets of
      the  Acquired   Fund  (other  than  the
      assets of the  Acquired  Fund  reserved
      to   discharge   its   liabilities   in
      accordance  with  Section  1.3 of  this
      Agreement)   to  the   Acquiring   Fund
      solely in exchange for  Acquiring  Fund
      Shares  (followed  by the  distribution
      of   Acquiring   Fund   Shares  to  the
      Acquired    Fund     Shareholders    in
      dissolution   and  liquidation  of  the
      Acquired   Fund)  will   constitute   a
      "reorganization"  within the meaning of
      Section 368(a)  of the  Code,  and  the
      Acquiring  Fund and the  Acquired  Fund
      will    each   be   a   "party   to   a
      reorganization"  within the  meaning of
      Section 368(b) of the Code.

b)    No gain or loss will be  recognized  by
      the Acquiring  Fund upon the receipt of
      the assets of the Acquired  Fund solely
      in exchange for Acquiring Fund Shares.

c)    No gain or loss will be  recognized  by
      the Acquired  Fund upon the transfer of
      the  Acquired   Fund's  assets  to  the
      Acquiring  Fund solely in exchange  for
      Acquiring   Fund  Shares  or  upon  the
      distribution    (whether    actual   or
      constructive)  of Acquiring Fund Shares
      to  Acquired   Fund   Shareholders   in
      exchange   for  their   Acquired   Fund
      Shares.

d)    No gain or loss will be  recognized  by
      any Acquired Fund  Shareholder upon the
      exchange  of its  Acquired  Fund Shares
      for Acquiring Fund Shares.

e)    The   aggregate   tax   basis   of  the
      Acquiring Fund Shares  received by each
      Acquired Fund  Shareholder  pursuant to
      the Reorganization  will be the same as
      the   aggregate   tax   basis   of  the
      Acquired   Fund   Shares   held  by  it
      immediately      prior      to      the
      Reorganization.  The holding  period of
      Acquiring Fund Shares  received by each
      Acquired Fund  Shareholder will include
      the period  during  which the  Acquired
      Fund  Shares  exchanged  therefor  were
      held by such shareholder,  provided the
      Acquired   Fund   Shares  are  held  as
      capital  assets  at  the  time  of  the
      Reorganization.

f)    The tax  basis of the  Acquired  Fund's
      assets  acquired by the Acquiring  Fund
      will be the  same as the tax  basis  of
      such  assets  to  the   Acquired   Fund
      immediately      prior      to      the
      Reorganization.  The holding  period of
      the assets of the Acquired  Fund in the
      hands  of  the   Acquiring   Fund  will
      include the period  during  which those
      assets were held by the Acquired Fund.

      Such   opinion   shall   be   based  on
      customary    assumptions    and    such
      representations   Reed  Smith  LLP  may
      reasonably  request,  and the  Acquired
      Fund and Acquiring  Fund will cooperate
      to make and  certify  the  accuracy  of
      such  representations.  Notwithstanding
      anything   herein   to  the   contrary,
      neither  the  Acquiring  Fund  nor  the
      Acquired Fund may waive the  conditions
      set forth in this paragraph 8.5.

      8.6   All    conditions    under    the
Agreement,  dated June 20, 2006, by and among
Federated  Investors,  Inc.,  Sentinel  Asset
Management,   Inc.  and  NLV  Financial  (the
"Purchase Agreement") to Closing (as defined in the Purchase Agreement) shall have been or concurrently be satisfied or waived as contemplated by the Purchase Agreement.

ARTICLE IX

                  EXPENSES

      On  or  before  the   Closing,   unless
 otherwise  agreed  by  Federated  Investment
 Management  Company  and the  adviser to the
 Acquired    Fund,    Federated    Investment
 Management  Company or its  affiliates  will
 pay all expenses  associated  with Acquiring
 Fund's and Acquired Fund's  participation in
 the Reorganization  (and, except as provided
 in the following proviso,  in no event shall
 the  Acquiring  Fund or  Acquired  Fund bear
 such  expenses),   provided,  however,  that
 Acquiring    Fund   shall   bear    expenses
 associated   with   the   qualification   of
 Acquiring   Fund  Shares  for  sale  in  the
 various  states.   Reorganization   expenses
 include,  without  limitation:  (a) expenses
 associated  with the  preparation and filing
 of   the   Proxy   Materials;   (b) postage;
 (c) printing;      (d) accounting      fees;
 (e) legal   fees   incurred  by  each  Fund;
 (f) solicitation  costs of the  transaction;
 and  (g) other  related   administrative  or
 operational costs.

ARTICLE X

           ENTIRE AGREEMENT; SURVIVAL OF
                    WARRANTIES

      10.1  The   Acquiring   Fund   and  the
Corporation,  on behalf of the Acquired Fund,
agree  that  neither  party  has  made to the
other  party  any  representation,   warranty
and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

      10.2  Except as  specified  in the next
sentence  set forth in this  paragraph  10.2,
the    representations,    warranties,    and
covenants  contained in this  Agreement or in
any  document  delivered  pursuant  to  or in
connection  with  this  Agreement,  shall not
survive the  consummation of the transactions
contemplated  hereunder.  The covenants to be
performed  after  the  Closing  Date,   shall
continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

                 TERMINATION

      This  Agreement  may be  terminated  by
the mutual agreement of the Acquiring Fund and the Corporation. In addition, either the Acquiring Fund or the Corporation may at its option terminate this Agreement at or before the Closing Date due to:

a)    a   breach   by   the   other   of  any
      representation,  warranty, or agreement
      contained  herein to be performed at or
      before the Closing  Date,  if not cured
      within 30 days;

b)    a  condition  herein  expressed  to  be
      precedent  to  the  obligations  of the
      terminating  party  that  has not  been
      met and it  reasonably  appears that it
      will not or cannot be met; or

c)    a  determination  by a party's Board of
      Directors,  as  appropriate,  that  the
      consummation   of   the    transactions
      contemplated  herein is not in the best
      interest  of  the  Corporation  or  the
      Acquiring   Fund,   respectively,   and
      notice given to the other party hereto.

In the event of any such termination,  in the
absence of willful  default,  there  shall be
no  liability  for damages on the part of any
of the  Acquiring  Fund,  the Acquired  Fund,
the   Corporation,    or   their   respective
directors or officers, to the other party or its directors or officers.

ARTICLE XII

                 AMENDMENTS

      This    Agreement   may   be   amended,
modified,  or  supplemented in such manner as
may be  mutually  agreed  upon in  writing by
the  officers  of  the  Corporation  and  the
Acquiring Fund as specifically  authorized by
their    respective   Board   of   Directors;
provided,   however,   that   following   the
meeting  of the  Acquired  Fund  Shareholders
called  by  the  Acquired  Fund  pursuant  to
paragraph 5.2  of  this  Agreement,  no  such
amendment  may have the  effect  of  changing
the provisions for  determining the number of
Acquiring  Fund  Shares  to be  issued to the
Acquired   Fund   Shareholders   under   this
Agreement   to   the    detriment   of   such
shareholders without their further approval.

ARTICLE XIII

   HEADINGS; COUNTERPARTS; GOVERNING LAW;
                 ASSIGNMENT;
           LIMITATION OF LIABILITY

      13.1  The   Article    and    paragraph
headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2  This  Agreement  may be  executed
in any number of counterparts, each of which shall be deemed an original.

      13.3  This Agreement  shall be governed
by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflict of laws rules of that or any other jurisdiction.

      13.4  This  Agreement  shall  bind  and
inure to the  benefit of the  parties  hereto
and their respective  successors and assigns,
but,  except as provided  in this  paragraph,
no  assignment  or transfer  hereof or of any
rights  or  obligations  hereunder  shall  be
made  by  any  party   without   the  written
consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      IN WITNESS  WHEREOF,  the parties  have
 duly executed this Agreement, all as of the date first written above.

                                    SENTINEL GROUP FUNDS, INC.
                                    on behalf of its portfolio,
                                    SENTINEL TAX-FREE INCOME FUND
                                    /s/ Kerry A.  Jung
                                    Kerry A. Jung,
                                    Secretary



                                    FEDERATED MUNICIPAL SECURITIES FUND, INC.
                                    /s/ Richard  A. Novak
                                    Richard A. Novak, Treasurer